                          AMENDMENT OF PROMISSORY NOTE

                                                          September 27, 2002

The promissory note dated September 15, 2000 and amended March 21, 2001, May 8,
2001, September 30, 2001, December 17, 2001, March 28, 2002 and June 28, 2002,
whereby Hayseed Stephens Oil Inc., agreed to loan Ness Energy International,
Inc., up to $600,000.00 and amended to $2,500,000.00, at an interest rate of prime plus 2% to be repaid, including interest, in one payment by September 15,
2001 and amended to July 1, 2003. The interest payment was amended to be paid on a current basis as requested. This amendment is as follows.

The repayment date is extended to October 1, 2003.

All other conditions remain unchanged.

1)  /s/  Rita Pritchard                      /s/  Hayseed Stephens
       -------------------                       --------------------------------
         Witness                                  Hayseed Stephens Oil, Inc.

2)  /s/  Deborah Tillery                     /s/  Bob Lee
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         Witness                                  Ness Energy International, Inc.